UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23270

Blackstone / GSO Floating Rate Enhanced Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1.	Report to Stockholders.

Blackstone

# Blackstone / GSO Floating Rate Enhanced Income Fund

Nasdaq:
BGFLX (Class I)
BGFTX (Class T)
BGFDX (Class D)
BGFPX (Class T-I)
BGFVX (Class U)

## Semi-Annual Report

**March 31, 2020**

Beginning with the Fund’s shareholder report for the period ending March 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with Blackstone Advisory Partners L.P. (the “Distributor”) or the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling 1-212-583-5200 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Distributor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-212-583-5200 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact your financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your common shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	6
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	27
Additional Information	40
Privacy Procedures	41
Trustees & Officers	49

Blackstone / GSO Floating Rate Enhanced Income Fund	Manager Commentary

March 31, 2020 (Unaudited)

To Our Shareholders:

The first quarter of 2020 made economic and financial market history as the negative consequences of the novel coronavirus and related respiratory disease (“COVID-19”) and declining oil prices gripped the world. The run of unprecedented daily declines in global credit markets ended when the US central bank and government intervened in late March with a significant package of monetary and fiscal support. Though decisive policy responses in the United States prevented a deeper rout during the quarter, the downdraft still resulted in the credit markets’ worst performing quarter since 2008.

Initially, spreads and prices of loans and high yield bonds reacted to investors’ rising concerns regarding COVID-19 and declining oil prices. This was further exacerbated in the latter part of March by large capital outflows. In the global credit markets, some of the worst of March’s volatility resulted from forced selling by retail loan and high yield funds to meet daily redemptions; opportunistic investors stepped in as buyers of US loans.

Following a relatively strong fourth quarter in 2019, during which loans returned 1.73% and high yield bonds returned 2.61%, loans and high yield bonds returned -13.05% and -12.68%, respectively, in the quarter ended March 31, 2020. This represented a marked improvement, however, from the low point reached on March 23, when year-to-date returns for loans and high yield bonds were registering -20.07% and -19.78%, respectively.

New issue supply stalled in March 2020 as the market experienced historic volatility. However, issuance in the loan and high yield markets is up year-over-year due to strong issuance preceding the volatility. Gross loan issuance for the six-month period ending March 31, 2020 totaled $343 billion, a 95% increase year-over-year. January 2020 set a record high for loan issuance at $123 billion. Gross high yield issuance for the six-month period ending March 31, 2020 totaled $151 billion, representing an 80% increase year-over-year.

6 Month Total Returns as of March 31, 2020
US Loans (S&P/LSTA Leveraged Loan Index)	-11.54%
US High Yield Bonds (Bloomberg Barclays U.S. High Yield Index)	-10.40%
3-month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellwethers: 3 Month)	1.05%
10-Year Treasuries (Bloomberg Barclays U.S. Treasury Bellwethers: 10 Year)	9.96%
US Aggregate Bonds (Bloomberg Barclays U.S. Aggregate Index)	3.33%
US Investment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	-2.49%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	-7.59%
US Large Cap Equities (S&P 500® Index)	-12.32%

Sources: Bloomberg, Barclays, S&P/LCD

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Lack of demand for loans from retail investors continued with loan mutual funds and exchanged-traded funds (“ETFs”) reporting outflows of almost $24 billion over the six-month period ending March 31, 2020. Retail demand for high yield bonds was strong throughout most of 2019, with high yield mutual funds and ETFs reporting inflows of $3.1 billion during the fourth quarter of 2019. However, that trend reversed with outflows totaling $15.4 billion during the first quarter of 2020. CLOs are an important investor in the loan asset class, accounting for approximately 56% of the loan holder base. US CLO gross issuance totaled $46 billion for the six-month period ending March 31, 2020, down $57 billion, or 14%, year-over-year.

While year-over-year average last-twelve-month (“LTM”) revenue growth has slowed, this metric remains positive for the public issuers in the S&P/LSTA Leveraged Loan Index as of March 31, 2020. For these issuers, current average leverage has increased quarter-over-quarter and now sits higher than the ten-year average; however, current average interest coverage remains higher than the ten-year average.

Default activity has picked up. The par-weighted LTM loan default rate through March 2020 was 1.87%, up 45 basis points (“bp”) versus the LTM period ending September 2019, but remains below the 20-year average of 3.0%, according to JP Morgan.1 The par-weighted LTM high yield default rate for the same period was 3.35%, up 83bp versus the LTM period ending September 2019, representing a three-year high. Energy accounted for 45% of high yield default volume for the LTM period through March 2020; excluding energy, the par-weighted LTM high yield default rate is 2.35%.

[1]	JP Morgan Default Monitor, as of March 31, 2020.

2	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Manager Commentary

March 31, 2020 (Unaudited)

Market expectations for 2020 default rates per JP Morgan have been revised higher to 5% for loans and 8% for high yield but remain below peak rates experienced in 2009.

The negative impact of COVID-19 on the global economy is expected to reach across most issuers. The ability to accurately forecast economic performance, much less company performance, for the balance of 2020 is very limited and will be highly dependent on the duration of mandatory social distancing measures and the pace at which the global economy emerges from the COVID-19-induced freeze.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com and www.bgflx.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

Semi-Annual Report | March 31, 2020	3

Blackstone / GSO Floating Rate Enhanced Income Fund	Fund Summary

March 31, 2020 (Unaudited)

Fund Overview

Blackstone / GSO Floating Rate Enhanced Income Fund (the “Fund”) is a non-diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes or bonds. “Managed Assets” means net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding. In addition, the Fund may invest up to 20% of its Managed Assets in each of (i) structured products, (ii) derivatives, (iii) warrants and equity securities that are incidental to the Fund’s purchase of floating rate instruments or acquired in connection with a reorganization of a Borrower (as defined below) or issuer, (iv) fixed rate instruments, and (v) equity investments in other investment companies, including ETFs. In pursuing the Fund’s investment objective, the Adviser will seek to enhance the Fund’s return with the use of leverage.

Portfolio Management Commentary

Fund Performance

The Fund’s Class I underperformed the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), for the three-month, six-month, and 1-year periods and since inception. The Fund’s Class D underperformed the S&P LLI for the three-month, six-month, and 1-year periods and since inception. The Fund’s Class T underperformed the S&P LLI for the three-month, six-month, and 1-year periods and since inception. The Fund’s Class T-I underperformed the S&P LLI for the three-month and six-month periods and since inception. The Fund’s Class U underperformed the S&P LLI for the three-month period and since inception.

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the six months ended March 31, 2020 was primarily attributable to the allocation to CLO securities and ETFs, partially offset by positive credit selection within loans and the allocation to high yield bonds. By issuer, the largest positive contributors to performance were Vertiv, Tierpoint, and Maxar Technologies, and the most significant detractors were Travelport, Envision Healthcare, and Cineworld.

Portfolio Activity and Positioning2

During the period, we continued to dynamically manage the Fund to reduce risk and take advantage of select investment opportunities against a rapidly evolving macroeconomic backdrop. The Fund’s largest sector overweights were Business Equipment & Services, Electronics/Electric, and Healthcare; the largest sector underweights included Lodging & Casinos, Telecom, and Oil & Gas. The Fund reduced its allocation to loans during the period in favor of high yield bonds.

As of March 31, 2020, the Fund held 80.4% of its Managed Assets in first lien loans, 6.1% in second lien loans, 4.9% in corporate bonds, 5.0% in CLO securities, and 2.3% in an affiliated ETF. The Fund’s investments represented the obligations of 312 companies, with an average position size representing 0.37% of Managed Assets of the Fund.

[2]	Industries per S&P’s Global Industry Classification Standard (GICS).

4	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Fund Summary

March 31, 2020 (Unaudited)

Portfolio Composition*

*	The Fund’s Cash & Other Assets less Liabilities represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Bond Coupon	5.19%
Current Dividend Yield – I Share^	7.42%
Current Dividend Yield – T Share^	6.92%
Current Dividend Yield – D Share^	7.17%
Current Dividend Yield – T-I Share^	6.90%
Current Dividend Yield – U Share^	6.79%
Average Duration^^	0.41 yr
Average Position*	0.37%
Leverage*	31.30%

^	Represents annualized distribution rate of I Share, T Share, D Share, T-I Share and U Share. Reflects March month cumulative distribution rate annualized. The cumulative distribution rate for the month presented represents the sum of the daily dividend distribution rate as calculated by dividing the daily dividend per share by the daily net asset value (“NAV”) per share, for each respective class, for each day in the month for which a daily dividend is declared.
^^	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
*	As a percentage of Managed Assets.

Top 10 Issuers*
SPDR Blackstone / GSO Senior Loan ETF	2.3%
Ivanti Software	0.9%
Access CIG	0.9%
Brookfield WEC Holdings	0.8%
Project Alpha Intermediate Holding	0.8%
Globallogic Holdings	0.8%
Dole Food Co.	0.8%
Mitchell International	0.7%
LifePoint Health	0.7%
Aleris International	0.7%
Top 10 Issuers	9.4%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Business Equipment & Services	16.1%
Electronics/Electric	13.8%
Healthcare	11.1%
Financial Intermediaries	5.4%
Structured Finance Obligations	5.0%
Top 5 Industries	51.4%

*	As a percentage of Managed Assets.
^	S&P Industry Classification Schema.

Total Return

	3 Month	6 Month	1 Year	Since Inception
Class I*	-21.04%	-19.06%	-16.28%	-6.11%^
Class T*	-21.15%	-19.27%	-16.70%	-8.16%^
Class T* w/ 2.5% Sales Load**	-23.13%	-21.29%	-18.79%	-9.37%^
Class D*	-20.93%	-19.04%	-16.36%	-11.05%^
Class T-I*	-21.15%	-19.26%	N/A	-17.99%^
Class T-I* w/ 3.5% Sales Load***	-23.90%	-22.10%	N/A	-20.87%^
Class U*	-21.16%	N/A	N/A	-19.26%
S&P/LSTA Leveraged Loan Index****	-13.05%	-11.54%	-9.16%	-2.59%^

*	Assumes distributions are reinvested pursuant to the Fund's dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Assumes payment of the full front-end 2.5% sales load at initial subscription.
***	Assumes payment of the full front-end 3.5% sales load at initial subscription.
****	Inception to date returns for the S&P LLI are based on the I Share inception date of 1/18/18.
^	Annualized.

Semi-Annual Report | March 31, 2020	5

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

 March 31, 2020 (Unaudited)

Blackstone / GSO Floating Rate Enhanced Income Fund

Portfolio of Investments
March 31, 2020 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 125.93%
Aerospace & Defense - 1.08%
TransDigm, Inc., First Lien Tranche E Refinancing Term Loan, 1M US L + 2.25%, 05/30/2025	$2,882,385	$2,656,594
TransDigm, Inc., First Lien Tranche F Refinancing Term Loan, 1M US L + 2.25%, 12/09/2025	778,371	717,397
		3,373,991

Air Transport - 0.94%
Atlantic Aviation FBO, Inc., First Lien B Term Loan, 1M US L + 3.75%, 12/06/2025	697,690	669,783
Global Medical Response, Inc., First Lien 2018 Term Loan, 2M US L + 3.25%, 04/28/2022	2,441,889	2,283,166
		2,952,949

Automotive - 1.15%
Panther BF Aggregator 2 L P, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 04/30/2026	1,282,051	1,179,487
Wand NewCo 3, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 02/05/2026	2,661,074	2,408,272
		3,587,759

Brokers, Dealers & Investment Houses - 2.90%
Advisor Group Holdings, Inc., First Lien Initial B Term Loan, 1M US L + 5.00%, 07/31/2026	2,829,683	2,152,908
AssetMark Financial Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 11/14/2025	733,333	650,833
Deerfield Dakota Holding LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/13/2025	891,804	880,656
Edelman Financial Center LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 07/21/2025	2,484,277	2,139,583
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	384,615	296,539
Focus Financial Partners LLC, First Lien Tranche B-3 Term Loan, 1M US L + 2.00%, 07/03/2024	916,084	836,687
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/12/2025(b)	2,368,455	2,107,925
		9,065,131

Building & Development - 2.86%
APi Group DE, Inc., First Lien Initial Term Loan, 1M US L + 2.50%, 10/01/2026	1,210,390	1,047,743
Builders FirstSource, Inc., First Lien Refinancing Term Loan, 3M US L + 3.00%, 02/29/2024	143,439	130,530
C.H.I. Overhead Doors, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 07/29/2022	3,052,534	2,664,603
Hillman Group, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 05/30/2025	1,622,356	1,288,759
SRS Distribution, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 05/23/2025	1,253,636	1,078,127
TAMKO Building Products LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 05/29/2026	2,881,045	2,722,587
		8,932,349

Business Equipment & Services - 23.50%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	3,241,863	2,670,484
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	1,537,662	1,318,546
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 07/23/2021	2,590,540	2,098,337
AlixPartners, LLP, First Lien 2017 Refinancing Term Loan, 1M US L + 2.50%, 04/04/2024	2,023,156	1,947,288
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 07/10/2026	1,396,500	1,298,745
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026(b)	1,800,000	1,485,000
AqGen Ascensus, Inc., First Lien Replacement Term Loan, 3M US L + 4.00%, 12/05/2022	3,662,790	3,345,336
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 12/28/2024(b)	1,972,285	1,947,632
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 12/18/2025	2,217,880	1,829,751
Capri Acquisitions BidCo, Ltd., First Lien Initial Dollar Term Loan, 3M US L + 3.00%, 11/01/2024	2,489,884	2,159,975
Cast & Crew Payroll LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/09/2026(b)	320,000	254,400
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	2,776,933	2,221,546

6	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

 March 31, 2020 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
CB Poly Investments LLC, First Lien Closing Date Term Loan, 3M US L + 4.50%, 08/16/2023	$1,372,209	$1,132,073
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 02/03/2025	1,954,394	1,671,007
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 02/02/2026 (b)	850,000	739,500
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 4.00%, 02/06/2026	1,768,120	1,606,779
Epicor Software Corp., First Lien B Term Loan, 1M US L + 3.25%, 06/01/2022	2,986,460	2,756,503
eResearchTechnology, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 02/04/2027	1,000,000	887,000
Garda World Security Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 10/30/2026	1,567,918	1,497,362
GI Revelation Acquisition LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 04/16/2025	1,976,895	1,561,747
Globallogic Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 08/01/2025	3,809,320	3,618,854
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 3M US L + 4.00%, 05/23/2025	3,034,631	2,447,309
Informatica LLC, First Lien Dollar 2020 Term Loan, 3M US L + 3.25%, 02/25/2027	1,447,236	1,268,748
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.125%, 02/25/2025	1,310,078	1,179,070
KUEHG Corp, First Lien B-3 Term Loan, 3M US L + 3.75%, 02/21/2025	2,494,027	1,897,955
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.875%, 12/09/2022	2,540,914	2,185,186
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	2,580,781	2,167,856
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	1,566,667	1,232,442
National Intergovernmental Purchasing Alliance Co., First Lien Initial Term Loan, 3M US L + 3.75%, 05/23/2025	2,189,251	1,915,595
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.50%, 05/01/2025	2,223,062	1,822,910
PriceWaterhouseCoopers, Second Lien Initial Term Loan, 1M US L + 8.00%, 05/01/2026(b)	750,000	648,750
ProQuest LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 10/23/2026	1,852,500	1,750,612
Red Ventures LLC, First Lien B-2 Term Loan, 1M US L + 2.50%, 11/08/2024	2,548,121	2,148,920
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/11/2025	1,777,500	1,541,981
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 4.00%, 09/03/2026	1,479,503	1,350,971
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	1,034,989	925,886
St. George's University Scholastic Services LLC, First Lien Term Loan, 1M US L + 3.25%, 07/17/2025	2,486,704	2,412,103
STG-Fairway Holdings LLC, First Lien Facility Term Loan, 3M US L + 3.50%, 01/31/2027	2,804,348	2,425,761
ThoughtWorks, Inc., First Lien Replacement (2020) Term Loan, 3M US L + 3.75%, 10/11/2024	3,231,336	2,851,654
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025(b)	3,608,132	3,247,319
		73,468,893

Cable & Satellite Television - 3.02%
CSC Holdings LLC, First Lien September 2019 Initial Term Loan, 1M US L + 2.50%, 04/15/2027	1,074,954	1,040,910
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 1M US L + 3.69%, 01/31/2026	2,984,733	2,805,649
Radiate Holdco LLC, Senior Secured First Lien Term Loan, First Lien Closing Date Term Loan, 1M US L + 3.00%, 02/01/2024	2,384,113	2,229,146
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US L + 2.25%, 04/30/2028	994,152	909,649
Ziggo Financing Partnership, First Lien I Facility Term Loan, 1M US L + 2.50%, 04/30/2028	2,569,378	2,453,756
		9,439,110

Chemical & Plastics - 2.37%
Ascend Performance Materials Operations LLC, First Lien Initial Term Loan, 3M US L + 5.25%, 08/27/2026	995,000	885,550
Composite Resins Holding B.V., First Lien Initial Term Loan, 1M US L + 4.25%, 08/01/2025	982,500	869,512
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	2,180,031	1,972,928
DCG Acquisition Corp., First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 09/30/2026(b)	352,967	319,435
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 01/31/2025	1,273,039	903,858
Spectrum Holdings III Corp., Second Lien Closing Date Term Loan, 3M US L + 7.00%, 01/31/2026	350,000	231,875

Semi-Annual Report | March 31, 2020	7

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

 March 31, 2020 (Unaudited)

	Principal Amount	Value
Chemical & Plastics (continued)
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 10/28/2024	$1,863,350	$1,421,382
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 10/27/2025	1,200,000	810,750
		7,415,290

Conglomerates - 2.54%
Gbt US LLC, First Lien Cov-Lite Delayed Draw Term Loan, 3M US L + 4.00%, 02/26/2027(b)	911,504	797,566
Gbt US LLC, First Lien Cov-Lite Term Loan, 3M US L + 4.00%, 02/26/2027(b)	1,088,496	952,434
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	2,309,333	1,919,633
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,416,376	1,196,837
VT Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2025(b)	3,559,012	3,060,751
		7,927,221

Containers & Glass Products - 2.49%
Flex Acquisition Co., Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	3,228,947	2,970,631
ProAmpac PG Borrower LLC, First Lien Initial Term Loan, 3M US L + 3.50%, 11/20/2023	2,796,228	2,366,308
Transcendia Holdings, Inc., First Lien 2017 Refinancing Term Loan, 3M US L + 3.50%, 05/30/2024	1,267,822	851,977
Tricorbraun Holdings, Inc., First Lien Closing Date Term Loan, 3M US L + 3.75%, 11/30/2023	1,899,480	1,600,312
		7,789,228

Diversified Insurance - 2.19%
Alliant Holdings Intermediate LLC, First Lien 2019 New Term Loan, 1M US L + 3.25%, 05/09/2025	1,007,278	925,185
AmWINS Group, Inc., First Lien Term Loan, 1M US L + 2.75%, 01/25/2024	1,546,095	1,459,127
Broadstreet Partners, Inc., First Lien Initial (2020) Term Loan, 1M US L + 3.25%, 01/27/2027	3,720,069	3,320,943
USI, Inc., First Lien 2019 New Term Loan, 1M US L + 4.00%, 12/02/2026	1,242,170	1,132,443
		6,837,698

Drugs - 1.15%
Albany Molecular Research, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 08/30/2025	1,425,000	1,033,125
Cambrex Corp., First Lien Initial Dollar Term Loan, 1M US L + 5.00%, 12/04/2026	2,992,500	2,573,550
		3,606,675

Ecological Services & Equipment - 2.20%
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 3M US L + 3.75%, 07/10/2026	3,302,294	2,963,809
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	1,554,122	1,367,627
Tunnel Hill Partners LP, First Lien Initial Term Loan, 1M US L + 3.50%, 02/06/2026(b)	2,959,049	2,559,577
		6,891,013

Electronics/Electric - 19.80%
Applovin Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 08/15/2025	2,700,165	2,470,651
Boxer Parent Co., Inc., First Lien Initial Dollar Term Loan, 1M US L + 4.25%, 10/02/2025	2,267,508	1,906,690
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 04/18/2025	984,962	860,202
Castle US Holding Corp., First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 01/29/2027	690,898	563,085
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 05/21/2025(b)	2,525,965	2,121,811
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	2,970,000	2,338,875
CPI International, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 07/26/2024	3,516,314	2,953,704
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	2,771,951	2,492,455
DiscoverOrg LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 02/02/2026	812,762	723,359
ECi Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	1,857,418	1,631,435
Ellie Mae, Inc., First Lien Term Loan, 3M US L + 3.75%, 04/17/2026	2,266,389	1,991,589

8	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

 March 31, 2020 (Unaudited)

	Principal Amount	Value
Electronics/Electric (continued)
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/02/2024	$2,712,872	$2,373,763
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 02/18/2027(b)	740,741	640,741
Flexera Software LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 02/26/2025	2,109,739	1,925,137
Gigamon, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 12/27/2024(b)	1,840,275	1,582,636
Help/Systems Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 11/19/2026	3,110,625	2,682,914
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 07/07/2025	1,944,697	1,784,260
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 01/12/2026	1,353,409	1,121,069
Imperva, Inc., Second Lien Term Loan, 3M US L + 7.75%, 01/11/2027	557,276	404,025
Ivanti Software, Inc., First Lien Term Loan, 1M US L + 4.25%, 01/20/2024	2,950,115	2,625,603
Ivanti Software, Inc., Second Lien Term Loan, 1M US L + 9.00%, 01/20/2025	1,600,000	1,414,000
LI Group Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 12/20/2026(b)	798,000	690,270
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	2,676,724	2,529,504
Merrill Communications LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 10/05/2026(b)	1,197,000	1,065,330
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 3M US L + 3.75%, 09/13/2024	2,656,872	2,276,939
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	904,049	646,395
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 03/31/2023	257,561	159,366
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/29/2025(b)	1,464,449	1,252,104
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	1,085,170	926,008
Presidio Holdings, Inc., First Lien Initial (2020) Term Loan, 2M US L + 3.50%, 01/22/2027	447,761	420,896
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 3M US L + 3.50%, 04/26/2024	2,558,358	2,328,105
Project Alpha Intermediate Holding, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.25%, 04/26/2024	1,497,773	1,359,229
Project Angel Parent LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 05/30/2025(b)	294,030	239,634
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.50%, 07/07/2023	2,461,017	2,169,793
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	500,000	308,333
Riverbed Technology, Inc., First Lien First Amendment Term Loan, 1M US L + 3.25%, 04/24/2022	496,596	328,838
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,855,259	1,550,171
Rocket Software, Inc., Second Lien Initial Term Loan, 1M US L + 8.25%, 11/27/2026	2,000,000	1,335,000
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 08/14/2026	1,647,278	1,416,659
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 6.25%, 08/16/2024	1,828,493	1,481,079
Web.com Group, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 10/10/2025	2,717,352	2,255,402
Web.com Group, Inc., Second Lien Initial Term Loan, 3M US L + 7.75%, 10/09/2026	731,809	565,930
		61,912,989

Equipment Leasing - 0.32%
CSC SW Holdco, Inc., First Lien B-1 Term Loan, 3M US L + 3.25%, 11/14/2022	1,118,597	1,006,737

Financial Intermediaries - 4.54%
ION Trading Technologies S.A.R.L., First Lien 2018 Initial Dollar Term Loan, 3M US L + 4.00%, 11/21/2024	3,682,910	3,069,098
Misys, Ltd., First Lien Dollar Term Loan, 3M US L + 3.50%, 06/13/2024	1,978,634	1,709,866
NorthStar Financial Services Group LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 05/25/2025	1,188,822	988,701
PI UK Holdco II, Ltd., First Lien Facility B1 Term Loan, 3M US L + 3.25%, 01/03/2025	2,969,697	2,546,515
Pre-Paid Legal Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 05/01/2025	3,787,119	3,247,455
SS&C Technologies Holdings, Inc., First Lien B-3 Term Loan, 1M US L + 1.75%, 04/16/2025	483,363	456,778
SS&C Technologies Holdings, Inc., First Lien B-4 Term Loan, 1M US L + 1.75%, 04/16/2025	344,871	325,903
Victory Capital Holdings, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 2.50%, 07/01/2026	2,077,273	1,838,386
		14,182,702

Semi-Annual Report | March 31, 2020	9

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2020 (Unaudited)

	Principal Amount	Value
Food Products - 4.49%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	$1,496,164	$1,209,401
CHG PPC Parent LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 03/31/2025	2,189,214	1,981,239
Dole Food Co., Inc., First Lien Tranche B Term Loan, 1M US L + 2.75%, 04/06/2024	3,774,826	3,435,091
Froneri International, Ltd., Second Lien Facility Term Loan, 1M US L + 5.75%, 01/31/2028	1,340,000	1,273,000
Mastronardi Produce, Ltd., First Lien 2020-A Refinancing Term Loan, 1M US L + 2.75%, 05/01/2025	1,854,384	1,757,029
Snacking Investments Bidco Pty Limited, First Lien Initial US Term Loan, 1M US L + 4.00%, 12/18/2026	1,932,029	1,724,336
TKC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 02/01/2023	2,150,278	1,757,315
TKC Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 02/01/2024	1,149,770	891,072
		14,028,483

Food Service - 3.89%
Agro Merchants North America Holdings, Inc., First Lien Effective Date Term Loan, 3M US L + 3.75%, 12/06/2024(b)	1,703,837	1,431,223
CEC Entertainment, Inc., First Lien B Term Loan, 3M US L + 6.50%, 08/30/2026	995,000	567,150
Flynn Restaurant Group LP, First Lien Initial Term Loan, 1M US L + 3.50%, 06/27/2025	1,369,631	1,088,856
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 04/07/2025	2,273,768	1,591,638
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 02/05/2025	2,951,283	2,310,766
K-Mac Holdings Corp., Second Lien Initial Term Loan, 1M US L + 6.75%, 03/16/2026	1,720,833	1,273,417
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 02/05/2027	484,273	393,876
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 02/04/2028	2,000,000	1,565,000
Whatabrands LLC, First Lien 2020 Refinancing Term Loan, 1M US L + 2.75%, 07/31/2026	2,328,004	1,951,403
		12,173,329

Food/Drug Retailers - 0.85%
EG Group, Ltd., First Lien Additional Facility Term Loan, 6M US L + 4.00%, 02/07/2025	3,237,584	2,408,762
EG Group, Ltd., First Lien Facility B Term Loan, 6M US L + 4.00%, 02/07/2025	340,278	253,167
		2,661,929

Healthcare - 15.47%
American Renal Holdings, Inc., First Lien B Term Loan, 1M US L + 5.00%, 06/21/2024	1,984,655	1,721,688
Auris Luxembourg III S.a r.l., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	3,322,598	2,550,094
Carestream Health, Inc., Second Lien Extended Term Loan, 3M US L + 10.50%, 06/07/2021	1,517,440	1,308,792
CHG Healthcare Services, Inc., First Lien 2017 New Term Loan, 3M US L + 3.00%, 06/07/2023	3,627,633	3,270,910
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	2,387,683	2,017,592
CryoLife, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 12/02/2024	2,460,172	2,152,650
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	2,307,695	1,236,544
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	1,911,408	1,548,241
Genesis Specialist Care Finance UK, Ltd., First Lien B Term Loan, 3M US L + 5.00%, 03/05/2027(b)	1,929,825	1,736,842
Heartland Dental LLC, First Lien Incremental 2 Facility Term Loan, 1M US L + 4.50%, 04/30/2025	1,550,781	1,263,887
Heartland Dental LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 04/30/2025	1,229,122	961,788
Immucor, Inc., First Lien B-3 Term Loan, 3M US L + 5.00%, 06/15/2021	1,488,520	1,306,177
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	3,624,201	3,384,116
Lifescan Global Corp., First Lien Initial Term Loan, 3M US L + 6.00%, 10/01/2024	991,551	796,959
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 08/02/2025(b)	905,565	792,369
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	2,421,739	2,246,163
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 3M US L + 3.75%, 04/19/2023	2,214,107	2,014,837
NMSC Holdings, Inc., First Lien Initial Term Loan, 2M US L + 5.00%, 04/19/2023(b)	2,608,311	1,825,818
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 10/20/2022	1,418,619	1,202,279
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 3M US L + 4.00%, 07/29/2022	1,250,000	977,500
Parexel International Corp., First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024	1,386,716	1,197,776

10	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2020 (Unaudited)

	Principal Amount	Value
Healthcare (continued)
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	$1,770,588	$1,478,441
Phoenix Guarantor, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 03/05/2026	3,004,530	2,741,633
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/02/2024	1,262,629	979,169
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 02/06/2024	2,210,155	1,425,550
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 06/23/2024	2,708,032	2,051,334
Verscend Holding Corp., First Lien B Term Loan, 1M US L + 4.50%, 08/27/2025	678,405	644,485
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 07/02/2025	2,805,720	2,474,645
Zest Acquisition Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 03/14/2025	1,180,455	1,041,751
		48,350,030

Home Furnishings - 1.43%
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.25%, 12/13/2023	3,506,960	3,015,985
Prime Security Services Borrower LLC, First Lien 2019 Refinancing B-1 Term Loan, 1M US L + 3.25%, 09/23/2026	1,588,259	1,442,934
		4,458,919

Industrial Equipment - 2.81%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 08/01/2024	1,949,839	1,528,186
Husky Injection Molding Systems, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	577,033	480,212
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026(b)(c)	60,566	49,967
Justrite Safety Group, First Lien Initial Term Loan, 3M US L + 4.50%, 06/28/2026(b)	1,120,518	924,427
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	1,567,860	1,179,164
Minimax Viking GmbH, First Lien Facility B1C Term Loan, 1M US L + 2.75%, 07/31/2025	3,006,154	2,690,508
Robertshaw US Holding Corp., First Lien Initial Term Loan, 1M US L + 3.25%, 02/28/2025	699,113	445,685
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	1,990,000	1,481,724
		8,779,873

Insurance - 1.15%
HIG Finance 2, Ltd., First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 12/20/2024	1,682,215	1,585,488
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 10/24/2025	2,064,773	1,703,438
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026(b)	384,615	307,692
		3,596,618

Leisure Goods/Activities/Movies - 4.90%
Alterra Mountain Co., First Lien Initial Bluebird Term Loan, 1M US L + 2.75%, 07/31/2024	3,459,244	3,165,208
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 3M US L + 3.00%, 04/22/2026	3,472,462	2,585,352
Crown Finance US, Inc., First Lien Incremental Term Loan, 3M US L + 3.00%, 02/05/2027	1,868,132	1,270,330
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 1M US L + 2.25%, 02/28/2025	1,093,289	765,302
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.50%, 09/30/2026	914,943	591,666
Thunder Finco Pty, Ltd., First Lien Term Loan, 1M US L + 4.25%, 11/20/2026	1,000,000	782,500
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	2,292,500	1,761,408
Travelport Finance S.à r.l., First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	1,691,500	1,109,624
Travelport Finance S.à r.l., Second Lien Initial Term Loan, 3M US L + 9.00%, 05/28/2027	2,000,000	700,000
UFC Holdings LLC, First Lien 2019 Term Loan, 1M US L + 3.25%, 04/29/2026	2,913,166	2,596,360
		15,327,750

Lodging & Casinos - 1.14%
Caesars Resort Collection LLC, First Lien B Term Loan, 1M US L + 2.75%, 12/23/2024	1,994,898	1,635,816

Semi-Annual Report | March 31, 2020	11

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2020 (Unaudited)

	Principal Amount	Value
Lodging & Casinos (continued)
PCI Gaming Authority, First Lien B Facility Term Loan, 1M US L + 2.50%, 05/29/2026	$2,309,393	$1,914,487
		3,550,303

Nonferrous Metals/Minerals - 1.63%
Aleris International, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 02/27/2023	3,730,068	3,380,374
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 03/21/2025	1,960,031	1,705,226
		5,085,600

Oil & Gas - 0.95%
BCP Raptor LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 06/24/2024	1,068,925	483,689
Buckeye Partners LP, First Lien Initial Term Loan, 1M US L + 2.75%, 11/01/2026	2,689,206	2,488,860
		2,972,549

Property & Casualty Insurance - 2.00%
AssuredPartners, Inc., First Lien 2020 February Refinancing Term Loan, 1M US L + 3.50%, 02/12/2027	1,728,049	1,525,003
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.50%, 08/04/2025	1,547,368	1,434,217
ExamWorks Group, Inc., First Lien B-1 Term Loan, 3M US L + 3.25%, 07/27/2023	3,642,481	3,305,552
		6,264,772

Publishing - 1.33%
Ancestry.com Operations, Inc., First Lien Extended Term Loan, 1M US L + 4.25%, 08/27/2026	220,649	177,623
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,457,090	1,136,530
Recorded Books, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 08/29/2025	1,196,525	1,058,924
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 09/25/2026	1,741,935	1,424,032
Southern Graphics, Inc., First Lien Refinancing Term Loan, 3M US L + 3.25%, 12/31/2022	694,408	373,244
		4,170,353

Radio & Television - 3.06%
iHeartCommunications, Inc., First Lien New Term Loan, 1M US L + 3.00%, 05/01/2026	2,896,118	2,466,233
Terrier Media Buyer, Inc., First Lien B Term Loan, 3M US L + 4.25%, 12/17/2026	3,461,680	3,141,475
Univision Communications, Inc., First Lien 2017 Replacement Repriced First-Lien Term Loan, 1M US L + 2.75%, 03/15/2024	1,081,661	930,904
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	3,789,780	3,041,299
		9,579,911

Steel - 0.92%
Graftech International, Ltd., First Lien Initial Term Loan, 1M US L + 3.50%, 02/12/2025	2,268,738	1,985,146
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 03/01/2025	1,086,228	896,138
		2,881,284

Surface Transport - 0.76%
Lineage Logistics LLC, First Lien Term Loan, 1M US L + 3.00%, 02/27/2025	2,488,182	2,360,663

Telecommunications - 3.54%
Avaya, Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	2,118,613	1,827,304
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 11/01/2024	1,818,824	1,445,965
Cyxtera DC Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 05/01/2025	500,000	196,250
Greeneden U.S. Holdings I LLC, First Lien Tranche B-3 Dollar Term Loan, 1M US L + 3.25%, 12/01/2023	2,705,426	2,556,627
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 1M US L + 3.25%, 12/15/2023	1,816,787	1,544,269
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 12/16/2024	1,000,000	828,335

12	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2020 (Unaudited)

	Principal Amount	Value
Telecommunications (continued)
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	$488,722	$351,269
Peak 10 Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.25%, 08/01/2025	250,000	100,000
TierPoint LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/06/2024	1,175,332	1,054,861
TierPoint LLC, Second Lien Initial Term Loan, 3M US L + 6.25%, 05/05/2025	1,170,000	1,146,600
		11,051,480

Utilities - 2.56%
Brookfield WEC Holdings, Inc., First Lien Initial (2020) Term Loan, 1M US L + 3.00%, 08/01/2025	3,987,643	3,803,215
Granite Acquisition, Inc., Second Lien B Term Loan, 3M US L + 7.25%, 12/19/2022	2,051,137	1,866,535
Pike Corp., First Lien Initial (2019) Term Loan, 1M US L + 3.25%, 07/24/2026	2,475,753	2,323,085
		7,992,835

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $459,717,668)		393,676,416

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 7.26%
Structured Finance Obligations - 7.26%
AIG CLO 2019-2, Ltd.:
3M US L + 1.36%, 10/25/2032(b)(d)	250,000	237,938
3M US L + 7.25%, 10/25/2032(b)(d)	250,000	151,733
Ares LIV CLO, Ltd., 3M US L + 7.34%, 10/15/2032(b)(d)	500,000	302,899
Ares XLII Clo, Ltd., 3M US L + 3.45%, 01/22/2028(b)(d)	1,100,000	851,924
Ares XXVII CLO, Ltd., 3M US L + 2.40%, 07/28/2029(b)(d)	250,000	213,999
Babson CLO, Ltd. 2015-I, 3M US L + 5.50%, 01/20/2031(b)(d)	250,000	125,473
BlueMountain CLO 2016-2, Ltd., 3M US L + 4.00%, 08/20/2032(b)(d)	1,500,000	1,093,736
California Street CLO IX LP, 3M US L + 3.70%, 07/16/2032(b)(d)	1,500,000	1,119,491
Carlyle Global Market Strategies CLO 2016-1, Ltd., 3M US L + 5.20%, 04/20/2027(b)(d)	1,000,000	555,119
CarVal CLO III, Ltd., 3M US L + 3.70%, 07/20/2032(b)(d)	1,000,000	700,968
Cedar Funding XI Clo, Ltd., 3M US L + 6.85%, 05/29/2032(b)(d)	500,000	297,359
CIFC Funding 2016-I, Ltd.:
3M US L + 4.00%, 10/21/2031(b)(d)	1,000,000	789,605
3M US L + 4.43%, 10/21/2031(b)(d)	500,000	372,351
3M US L + 7.70%, 10/21/2031(b)(d)	500,000	305,904
Dryden 40 Senior Loan Fund, 3M US L + 5.75%, 08/15/2031(b)(d)	1,500,000	862,674
Dryden 65 CLO, Ltd., 3M US L + 5.75%, 07/18/2030(b)(d)	500,000	288,339
Dryden 80 CLO, Ltd., 3M US L + 4.10%, 01/17/2033(b)(d)	250,000	189,997
Fort Washington CLO 2019-1:
3M US L + 3.90%, 10/20/2032(b)(d)	500,000	390,014
3M US L + 7.25%, 10/20/2032(b)(d)	500,000	307,066
Galaxy XXII CLO, Ltd., 3M US L + 5.75%, 07/16/2028(b)(d)	500,000	324,057
Galaxy XXIII CLO, Ltd., 3M US L + 3.48%, 04/24/2029(b)(d)	500,000	402,840
Galaxy XXV CLO, Ltd., 3M US L + 3.10%, 10/25/2031(b)(d)	500,000	378,453
Greywolf CLO IV, Ltd., 3M US L + 6.94%, 04/17/2030(b)(d)	1,500,000	949,246
Highbridge Loan Management 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(d)	833,000	454,064
KKR CLO 18, Ltd., 3M US L + 2.35%, 07/18/2030(b)(d)	250,000	209,298
Neuberger Berman CLO XXIII, Ltd., 3M US L + 2.15%, 10/17/2027(b)(d)	250,000	216,990
Octagon Investment Partners 18-R, Ltd., 3M US L + 5.51%, 04/16/2031(b)(d)	1,000,000	567,232
OHA Credit Partners XIII, Ltd., 3M US L + 7.15%, 01/21/2030(b)(d)	750,000	506,278
Parallel 2018-2, Ltd., 3M US L + 3.15%, 10/20/2031(b)(d)	2,000,000	1,323,618
Parallel 2019-1, Ltd.:
3M US L + 4.20%, 07/20/2032(b)(d)	1,000,000	696,097
3M US L + 6.72%, 07/20/2032(b)(d)	1,334,000	774,221
Rockford Tower CLO 2019-1, Ltd., 3M US L + 2.75%, 04/20/2032(b)(d)	750,000	635,941
Romark CLO III, Ltd., 3M US L + 3.90%, 07/15/2032(b)(d)	1,000,000	774,288

Semi-Annual Report | March 31, 2020	13

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2020 (Unaudited)

	Principal Amount	Value
Structured Finance Obligations (continued)
Romark CLO LLC, 3M US L + 3.35%, 07/25/2031(b)	$500,000	$360,509
Romark CLO, Ltd.:
3M US L + 2.15%, 10/23/2030(b)(d)	500,000	409,839
3M US L + 3.00%, 10/23/2030(b)(d)	500,000	372,775
RR 2, Ltd., 3M US L + 3.00%, 10/15/2029(b)(d)	1,000,000	780,714
TIAA CLO II, Ltd., 3M US L + 5.85%, 04/20/2029(b)(d)	500,000	311,057
TIAA CLO IV, Ltd., 3M US L + 5.95%, 01/20/2032(b)(d)	2,000,000	1,158,874
TICP CLO X, Ltd.:
3M US L + 1.90%, 04/20/2031(b)(d)	500,000	415,312
3M US L + 2.80%, 04/20/2031(b)(d)	250,000	180,878
Venture XXIII CLO, Ltd., 3M US L + 3.05%, 07/19/2028(b)(d)	1,500,000	1,133,844
Voya CLO 2016-2, Ltd., 3M US L + 4.00%, 07/19/2028(b)(d)	250,000	201,351
		22,694,365

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $32,349,781)		22,694,365

CORPORATE BONDS - 7.17%
Aerospace & Defense - 0.15%
Science Applications International Corp., 4.875%, 04/01/2028(d)	490,000	473,156

Brokers, Dealers & Investment Houses - 0.20%
AG Issuer LLC, 6.250%, 03/01/2028(d)	721,000	611,047

Building & Development - 0.86%
Griffon Corp., 5.750%, 03/01/2028(d)	882,000	834,041
Hillman Group, Inc., 6.375%, 07/15/2022(d)	750,000	588,515
Tutor Perini Corp., 6.875%, 05/01/2025(d)	1,500,000	1,256,250
		2,678,806

Cable & Satellite Television - 1.01%
Altice France Holding SA/LU, 6.000%, 02/15/2028(d)	2,149,000	1,906,550
CCO Holdings LLC / CCO Holdings Capital Corp.:
4.500%, 08/15/2030(d)	273,000	269,076
4.500%, 05/01/2032(d)	1,011,000	991,614
		3,167,240

Containers & Glass Products - 0.19%
Trident TPI Holdings, Inc., 6.625%, 11/01/2025(d)	750,000	608,441

Diversified Insurance - 0.53%
HUB International, Ltd., 7.000%, 05/01/2026(d)	1,650,000	1,645,999

Electronics/Electric - 0.23%
Presidio Holdings, Inc., 8.250%, 02/01/2028(d)	800,000	711,000

Equipment Leasing - 0.43%
United Rentals North America, Inc., 4.000%, 07/15/2030	1,500,000	1,348,125

Food Products - 0.97%
Kraft Heinz Foods Co., 4.625%, 01/30/2029	3,000,000	3,030,569

Food Service - 0.34%
IRB Holding Corp., 6.750%, 02/15/2026(d)	750,000	597,343

14	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2020 (Unaudited)

	Principal Amount	Value
Food Service (continued)
Yum! Brands, Inc., 7.750%, 04/01/2025(d)	$430,000	$452,575
		1,049,918

Healthcare - 0.70%
Envision Healthcare Corp., 8.750%, 10/15/2026(d)	1,584,000	397,651
Team Health Holdings, Inc., 6.375%, 02/01/2025(d)	750,000	269,059
Tenet Healthcare Corp., 7.000%, 08/01/2025	1,750,000	1,524,696
		2,191,406

Home Furnishings - 0.60%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(d)	2,167,000	1,885,290

Property & Casualty Insurance - 0.33%
AssuredPartners, Inc., 7.000%, 08/15/2025(d)	1,150,000	1,043,591

Radio & Television - 0.41%
Univision Communications, Inc., 5.125%, 02/15/2025(d)	1,500,000	1,290,000

Utilities - 0.22%
Calpine Corp., 4.500%, 02/15/2028(d)	700,000	681,100

TOTAL CORPORATE BONDS
(Cost $25,868,950)		22,415,688

	Shares	Value
EXCHANGE TRADED FUNDS - 3.31%
Financial Intermediaries - 3.31%
SPDR Blackstone / GSO Senior Loan ETF	258,888	10,358,109

TOTAL EXCHANGE TRADED FUNDS
(Cost $11,731,628)		10,358,109

SHORT TERM INVESTMENTS - 5.22%
Fidelity Treasury Portfolio
(0.224% 7-Day Yield)	16,307,570	16,307,570

TOTAL SHORT TERM INVESTMENTS (Cost $16,307,570)		16,307,570

Total Investments - 148.89% (Cost $545,975,597)		465,452,148

Liabilities in Excess of Other Assets - (3.34)%		(10,432,953)

Leverage Facility - (45.55)%		(142,400,000)

Net Assets - 100.00%		$312,619,195

Amounts above are shown as a percentage of net assets as of March 31, 2020.

Semi-Annual Report | March 31, 2020	15

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2020 (Unaudited)

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of March 31, 2020 was 0.99%

2M US L - 2 Month LIBOR as of March 31, 2020 was 1.26%

3M US L - 3 Month LIBOR as of March 31, 2020 was 1.45%

6M US L - 6 Month LIBOR as of March 31, 2020 was 1.18%

(a)

Floating or variable rate security.  The reference rate is described above.  The rate in effect as of March 31, 2020 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	A portion of this position was not funded as of March 31, 2020. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2020, the Fund has unfunded delayed draw loans in the amount of $556,478. Fair value of these unfunded delayed draws was $468,685.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $38,846,154, which represented approximately 12.43% of net assets as of March 31, 2020. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

See Notes to Financial Statements.

16	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Assets and Liabilities

March 31, 2020 (Unaudited)

ASSETS:
Investments, at fair value (Cost $545,975,597)	$465,452,148
Cash	25,643
Receivable for investment securities sold	19,447,568
Interest receivable	1,480,240
Receivable for shares sold	1,574,795
Prepaid offering costs	123,907
Prepaid expenses and other assets	17,270
Total Assets	488,121,571

LIABILITIES:
Payable for investment securities purchased	29,678,945
Leverage facility	142,400,000
Interest due on leverage facility	114,269
Distributions payable to common shareholders	2,061,905
Accrued investment advisory fee payable	4,370
Accrued trustees’ fees payable	3,924
Accrued distribution fees payable	32,965
Accrued shareholder servicing fees payable	32,989
Accrued transfer agent fees payable	101,067
Other payables and accrued expenses	1,071,942
Total Liabilities	175,502,376
Net Assets Attributable to Common Shareholders	$312,619,195

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$408,631,551
Total distributable earnings	(96,012,356)
Net Assets Attributable to Common Shareholders	$312,619,195

NET ASSET VALUE
Class I:
Net asset value per share	$18.97
Net assets	169,761,586
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	8,947,366

Class T:
Net asset value per share	18.93
Net assets	133,215,486
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	7,035,444

Class D:
Net asset value per share	19.00
Net assets	101,713
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	5,353

Class T-I:
Net asset value per share	19.34
Net assets	2,846,345
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	147,154

Class U:
Net asset value per share	19.77
Net assets	6,694,065
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	338,576

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2020	17

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Operations

For the Six Months Ended March 31, 2020 (Unaudited)

INVESTMENT INCOME:
Dividends	$347,364
Interest	17,321,917
Total Investment Income	17,669,281

EXPENSES:
Advisory fee	1,912,972
Fund accounting and administration fees	278,190
Distribution fees	218,920
Shareholder servicing fees	219,067
Offering cost	93,485
Insurance expense	40,265
Legal and audit fees	637,323
Custodian fees	36,237
Trustees’ fees and expenses	41,041
Printing expense	122,072
Transfer agent fees	156,129
Interest on leverage facility	2,492,296
Facility and other fees	13,572
Other expenses	53,936
Total expenses	6,315,505
Reimbursement from Adviser/Advisory fee waiver	(865,670)
Net Expenses	5,449,835
Net Investment Income	12,219,446

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(14,066,863)
Net realized loss	(14,066,863)
Change in unrealized appreciation/depreciation on:
Investment securities	(72,182,225)
Net change in unrealized appreciation/depreciation on investments	(72,182,225)
Net Realized and Unrealized Loss on Investments	(86,249,088)

Net Decrease in Net Assets Attributable to Common Shares from Operations	$(74,029,642)

See Notes to Financial Statements.

18	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$12,219,446	$24,069,582
Net realized loss on investments	(14,066,863)	(1,442,899)
Net change in unrealized depreciation on investments	(72,182,225)	(8,956,100)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	(74,029,642)	13,670,583

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class I	(6,884,719)	(14,006,557)
Class T	(5,184,158)	(10,108,129)
Class D	(3,614)	(3,853)
Class T-I	(34,532)	(5,525)
Class U	(57,418)	–
Net Decrease in Net Assets from Distributions to Common Shareholders	(12,164,441)	(24,124,064)

SHARES TRANSACTIONS, IN DOLLARS:
Class I(a)
Proceeds from shares sold	20,712,326	41,997,174
Distributions reinvested	4,014,897	8,234,678
Cost of shares redeemed	(22,919,258)	(16,871,197)
Redemption fees	9,523	834
Class T(b)
Proceeds from shares sold	8,504,967	84,713,123
Distributions reinvested	2,571,615	4,873,243
Cost of shares redeemed	(17,917,837)	(25,908,082)
Redemption fees	9,707	33,976
Class D(c)
Proceeds from shares sold	68,900	55,000
Distributions reinvested	648	1,224
Cost of shares redeemed	(9,286)	–
Redemption fees	186	–
Class T-I(d)
Proceeds from shares sold	3,249,020	284,675
Distributions reinvested	17,384	5,553
Cost of shares redeemed	(258)	–
Redemption fees	–	–
Class U(e)
Proceeds from shares sold	7,862,250	–
Distributions reinvested	53,341	–
Cost of shares redeemed	–	–
Redemption fees	–	–
Net Increase from Capital Share Transactions	6,228,125	97,420,201
Net Increase/(Decrease) in Net Assets	(79,965,958)	86,966,720

NET ASSETS
Beginning of period	392,585,153	305,618,433
End of period	$312,619,195	$392,585,153

(a)	The Fund’s Class I commenced operations on January 18, 2018.
(b)	The Fund’s Class T commenced operations on May 7, 2018.
(c)	The Fund’s Class D commenced operations on October 1, 2018.
(d)	The Fund’s Class T-I commenced operations on April 22, 2019.
(e)	The Fund’s Class U commenced operations on November 29, 2019.

Semi-Annual Report | March 31, 2020	19

Blackstone / GSO Floating Rate Enhanced Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
SHARE TRANSACTIONS, IN SHARES:
Class I(a)
Beginning shares	8,878,040	7,517,587
Shares sold	866,647	1,716,846
Reinvestment in shares	174,096	339,042
Shares redeemed	(971,417)	(695,435)
Net change in shares resulting from shares transactions	69,326	1,360,453
Ending shares	8,947,366	8,878,040

Class T(b)
Beginning shares	7,318,446	4,717,010
Shares sold	355,603	3,466,342
Reinvestment in shares	111,357	201,102
Shares redeemed	(749,962)	(1,066,008)
Net change in shares resulting from shares transactions	(283,002)	2,601,436
Ending shares	7,035,444	7,318,446

Class D(c)
Beginning shares	2,870	600
Shares sold	2,863	2,219
Reinvestment in shares	28	51
Shares redeemed	(408)	–
Net change in shares resulting from shares transactions	2,483	2,270
Ending shares	5,353	2,870

Class T-I(d)
Beginning shares	11,624	–
Shares sold	134,813	11,400
Reinvestment in shares	727	224
Shares redeemed	(10)	–
Net change in shares resulting from shares transactions	135,530	11,624
Ending shares	147,154	11,624

Class U(e)
Beginning shares	–	–
Shares sold	336,166	–
Reinvestment in shares	2,410	–
Shares redeemed	–	–
Net change in shares resulting from shares transactions	338,576	–
Ending shares	338,576	–

(a)	The Fund’s Class I commenced operations on January 18, 2018.
(b)	The Fund’s Class T commenced operations on May 7, 2018.
(c)	The Fund’s Class D commenced operations on October 1, 2018.
(d)	The Fund’s Class T-I commenced operations on April 22, 2019.
(e)	The Fund’s Class U commenced operations on November 29, 2019.

See Notes to Financial Statements.

20	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Cash Flows

For the Six Months Ended March 31, 2020 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets attributable to common shares from operations	$(74,029,642)
Adjustments to reconcile net decrease in net assets attributable to common shares from operations to net cash used in operating activities:
Purchases of investment securities	(301,759,378)
Proceeds from disposition of investment securities	341,149,206
Discounts accreted/premiums amortized	(251,022)
Net realized loss on:
Investment securities	14,066,863
Net change in unrealized appreciation/depreciation on:
Investment securities	72,182,225
Net sale of short term investments	1,053,768
(Increase)/Decrease in assets:
Receivable due from Adviser	356
Interest receivable	224,266
Prepaid offering costs	(64,798)
Prepaid expenses and other assets	52,267
Increase/(Decrease) in liabilities:
Interest due on leverage facility	(1,126,481)
Accrued distribution fees payable	(1,431)
Accrued investment advisory fees payable	4,370
Accrued trustees’ fees payable	(31,096)
Accrued shareholder servicing fees payable	(1,418)
Accrued transfer agent fees payable	17,851
Other payables and accrued expenses	522,947
Net Cash Provided by (Used in) Operating Activities	52,008,853

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	17,700,000
Payments on leverage facility	(63,800,000)
Cost of shares redeemed - common shares	(40,827,223)
Proceeds from shares sold - common shares	40,255,779
Distributions paid - common shareholders - net of distributions reinvested	(5,447,936)
Net Cash Provided by (Used in) Financing Activities	(52,119,380)

Net Decrease in Cash	(110,527)
Cash, beginning balance	$136,170
Cash, ending balance	$25,643

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$3,618,777
Reinvestment of distributions	$6,657,885

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2020	21

Blackstone / GSO Floating Rate Enhanced Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019	For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$24.24		$25.00	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.78		1.66	0.90
Net realized and unrealized loss on investments	(5.27)		(0.76)	(0.01)
Total Income/(Loss) from Investment Operations	(4.49)		0.90	0.89

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.78)		(1.66)	(0.89)
Total Distributions to Shareholders	(0.78)		(1.66)	(0.89)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.00	(b)	0.00 (b)	–

Net asset value - end of period	$18.97		$24.24	$25.00

Total Investment Return - Net Asset Value(c)	(19.06%)		3.82%	3.61%

RATIOS TO AVERAGE NET ASSETS
Expenses before reimbursement from Adviser and Advisory fee waiver	0.71	%(d)	0.73%	1.60	%(e)
Advisory Fee	1.00	%(d)	1.00%	1.00	%(e)
Interest on leverage	1.30	%(d)	1.57%	0.80	%(e)
Total expenses before reimbursement from Adviser and Advisory fee waiver	3.01	%(d)	3.30%	3.40	%(e)
Reimbursement from Adviser and Advisory fee waiver	(0.39	%)(d)	(0.59%)	(2.15	%)(e)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.62	%(d)	2.71%	1.25	%(e)
Excluded expenses(f)	(2.27	%)(d)	(2.36%)	(0.90	%)(e)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35	%(d)	0.35%	0.35	%(e)
Net investment income	6.61	%(d)	6.82%	5.17	%(d)

Net assets, end of period (000s)	$169,762		$215,196	$187,942
Portfolio turnover rate	52	%(g)	72%	40	%(g)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$142,400		$188,500	$115,000
Average borrowings outstanding during the period (000s)	$183,197		$168,989	$61,100	(h)
Asset coverage, end of period per $1,000(i)	$3,195		$3,083	$3,658

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Annualized.
(e)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(f)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Since first borrowing was made on March 6, 2018.
(i)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

22	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund – Class T	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019	For the Period May 7, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$24.19		$24.94	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.72		1.53	0.58
Net realized and unrealized loss on investments	(5.26)		(0.75)	(0.09)
Total Income/(Loss) from Investment Operations	(4.54)		0.78	0.49

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.72)		(1.54)	(0.55)
Total Distributions to Shareholders	(0.72)		(1.54)	(0.55)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.00	(b)	0.01	–

Net asset value - end of period	$18.93		$24.19	$24.94

Total Investment Return - Net Asset Value(c)	(19.27%)		3.33%	2.00%

RATIOS TO AVERAGE NET ASSETS
Expenses before reimbursement from Adviser and Advisory fee waiver	1.25	%(d)	1.29%	1.83	%(e)
Advisory Fee	1.00	%(d)	1.00%	1.00	%(e)
Interest on leverage	1.30	%(d)	1.57%	1.07	%(e)
Total expenses before reimbursement from Adviser and Advisory fee waiver	3.55	%(d)	3.86%	3.90	%(e)
Reimbursement from Adviser and Advisory fee waiver	(0.43	%)(d)	(0.62%)	(1.85	%)(e)
Total expenses after reimbursement from Adviser and Advisory fee waiver	3.12	%(d)	3.24%	2.05	%(e)
Excluded expenses(f)	(2.77	%)(d)	(2.89%)	(1.70	%)(e)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35	%(d)	0.35%	0.35	%(e)
Net investment income	6.11	%(d)	6.31%	5.86	%(d)

Net assets, end of period (000s)	$133,215		$177,032	$117,661
Portfolio turnover rate	52	%(g)	72%	40	%(g)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$142,400		$188,500	$115,000
Average borrowings outstanding during the period (000s)	$183,197		$168,989	$61,100	(h)
Asset coverage, end of period per $1,000(i)	$3,195		$3,083	$3,658

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Annualized.
(e)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(f)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Since first borrowing was made on March 6, 2018.
(i)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2020	23

Blackstone / GSO Floating Rate Enhanced Income Fund – Class D	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Period October 1, 2018 (Commencement of Operations) to September 30, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$24.24		$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.75		1.59
Net realized and unrealized loss on investments	(5.28)		(0.74)
Total Income/(Loss) from Investment Operations	(4.53)		0.85

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.75)		(1.61)
Total Distributions to Shareholders	(0.75)		(1.61)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.04		–

Net asset value - end of period	$19.00		$24.24

Total Investment Return - Net Asset Value(b)	(19.04%)		3.57%

RATIOS TO AVERAGE NET ASSETS
Expenses before reimbursement from Adviser and Advisory fee waiver	1.08	%(c)	1.06%
Advisory Fee	1.00	%(c)	1.00%
Interest on leverage	1.29	%(c)	1.59%
Total expenses before reimbursement from Adviser and Advisory fee waiver	3.37	%(c)	3.65%
Reimbursement from Adviser and Advisory fee waiver	(0.51	%)(c)	(0.67%)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.86	%(c)	2.98%
Excluded expenses(d)	(2.51	%)(c)	(2.63%)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35	%(c)	0.35%
Net investment income	6.36	%(c)	6.57%

Net assets, end of period (000s)	$102		$70
Portfolio turnover rate	52	%(e)	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$142,400		$188,500
Average borrowings outstanding during the period (000s)	$183,197		$168,989
Asset coverage, end of period per $1,000(f)	$3,195		$3,083

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Annualized.
(d)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(e)	Percentage represents the results for the period and is not annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

24	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund – Class T-I	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Period April 22, 2019 (Commencement of Operations) to September 30, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$24.71		$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.73		0.67
Net realized and unrealized loss on investments	(5.37)		(0.28)
Total Income/(Loss) from Investment Operations	(4.64)		0.39

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.73)		(0.68)
Total Distributions to Shareholders	(0.73)		(0.68)

Net asset value - end of period	$19.34		$24.71

Total Investment Return - Net Asset Value(b)	(19.26%)		1.58%

RATIOS TO AVERAGE NET ASSETS
Expenses before reimbursement from Adviser and Advisory fee waiver	6.17	%(c)	24.49	%(c)
Advisory Fee	1.00	%(c)	1.00	%(c)
Interest on leverage	1.22	%(c)	1.61	%(c)
Total expenses before reimbursement from Adviser and Advisory fee waiver	8.39	%(c)	27.10	%(c)
Reimbursement from Adviser and Advisory fee waiver	(5.33	%)(c)	(23.65	%)(c)
Total expenses after reimbursement from Adviser and Advisory fee waiver	3.06	%(c)	3.45	%(c)
Excluded expenses(d)	(2.71	%)(c)	(3.10	%)(c)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35	%(c)	0.35	%(c)
Net investment income	6.35	%(e)	6.17	%(e)

Net assets, end of period (000s)	$2,846		$287
Portfolio turnover rate	52	%(f)	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$142,400		$188,500
Average borrowings outstanding during the period (000s)	$183,197		$168,989
Asset coverage, end of period per $1,000(g)	$3,195		$3,083

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(d)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(e)	Annualized.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2020	25

Blackstone / GSO Floating Rate Enhanced Income Fund – Class U	Financial Highlights

For a Share Outstanding Throughout the Period Indicated

	For the Period November 29, 2019 (Commencement of Operations) to March 31, 2020
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.49
Net realized and unrealized loss on investments	(5.23)
Total Loss from Investment Operations	(4.74)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.49)
Total Distributions to Shareholders	(0.49)

Net asset value - end of period	$19.77

Total Investment Return - Net Asset Value(b)	(19.26%)

RATIOS TO AVERAGE NET ASSETS
Expenses before reimbursement from Adviser and Advisory fee waiver	2.76	%(c)
Advisory Fee	1.00	%(c)
Interest on leverage	1.20	%(c)
Total expenses before reimbursement from Adviser and Advisory fee waiver	4.96	%(c)
Reimbursement from Adviser and Advisory fee waiver	(1.94	%)(c)
Total expenses after reimbursement from Adviser and Advisory fee waiver	3.02	%(c)
Excluded expenses(d)	(2.67	%)(c)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35	%(c)
Net investment income	6.31	%(e)

Net assets, end of period (000s)	$6,694
Portfolio turnover rate	52	%(f)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$142,400
Average borrowings outstanding during the period (000s)	$183,197
Asset coverage, end of period per $1,000(g)	$3,195

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(d)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(e)	Annualized.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

26	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2020 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Floating Rate Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a non-diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at the net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. GSO / Blackstone Debt Funds Management LLC (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Shares, Advisory Class D Common Shares (“Class D Shares”), Brokerage Class T Common Shares (“Class T Shares”), Brokerage Class T-I Common Shares (“Class T-I Shares”) and Brokerage Class U Common Shares (“Class U Shares”), and a maximum offering of $3,000,000,000 of common shares. Class I Shares commenced operations on January 18, 2018, Class T Shares commenced operations on May 7, 2018, Class D Shares commenced operations on October 1, 2018, Class T-I Shares commenced operations on April 22, 2019 and Class U Shares commenced operations on November 29, 2019. As of March 31, 2020, Class I Shares (BGFLX), Class T Shares (BGFTX), Class D Shares (BGFDX), Class T-I Shares (BGFPX) and Class U Shares (BGFVX) were outstanding.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s NAV is determined daily on each day that the New York Stock Exchange (“Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized loan obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Semi-Annual Report | March 31, 2020	27

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2020 (Unaudited)

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of March 31, 2020:

Blackstone / GSO Floating Rate Enhanced Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Brokers, Dealers & Investment Houses	$–	$6,957,206	$2,107,925	$9,065,131
Business Equipment & Services	–	65,146,292	8,322,601	73,468,893
Chemical & Plastics	–	5,122,927	2,292,363	7,415,290
Conglomerates	–	3,116,470	4,810,751	7,927,221
Ecological Services & Equipment	–	4,331,436	2,559,577	6,891,013
Electronics/Electric	–	54,320,463	7,592,526	61,912,989
Food Service	–	10,742,106	1,431,223	12,173,329
Healthcare	–	43,995,001	4,355,029	48,350,030
Industrial Equipment	–	7,805,479	974,394	8,779,873
Insurance	–	3,288,926	307,692	3,596,618
Other	–	154,096,029	–	154,096,029
Collateralized Loan Obligation Securities Structured Finance Obligations	–	–	22,694,365	22,694,365
Corporate Bonds	–	22,415,688	–	22,415,688
Exchange Traded Funds	10,358,109	–	–	10,358,109
Short Term Investments	16,307,570	–	–	16,307,570
Total	$26,665,679	$381,338,023	$57,448,446	$465,452,148

*	Refer to the Fund’s Portfolio of Investments for a listing of securities by type.

28	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2020 (Unaudited)

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligations	Total
Balance as of September 30, 2019	$22,837,613	$29,544,034	$52,381,647
Accrued discount/ premium	10,525	10,596	21,121
Realized Gain/(Loss)	(242,824)	(394,152)	(636,976)
Change in Unrealized Appreciation/(Depreciation)	(4,364,609)	(8,747,879)	(13,112,488)
Purchases	10,233,438	7,061,678	17,295,116
Sales Proceeds	(4,599,000)	(4,779,912)	(9,378,912)
Transfer into Level 3	20,289,225	–	20,289,225
Transfer out of Level 3	(9,410,287)	–	(9,410,287)
Balance as of March 31, 2020	$34,754,081	$22,694,365	$57,448,446
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2020	$(5,189,994)	$(8,904,493)	$(14,094,487)

Information about Level 3 fair value measurements as of March 31, 2020:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$34,754,081	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	$22,694,365	Third-party vendor pricing service	Broker quotes	N/A

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of year end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended March 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The  Fund’s  tax returns are subject to examination by the  relevant tax authorities  until expiration  of      the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Fund declares income dividends daily and distributes them monthly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Offering Costs: Offering costs incurred by the Fund since inception of $1,565,977 were treated as deferred charges until operations commenced and were amortized over a 12-month period using the straight line method. During the period ended March 31, 2020, $93,485 in offering costs were amortized. Unamortized amounts are included in prepaid offering costs in the Statement of Assets and Liabilities.

Semi-Annual Report | March 31, 2020	29

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2020 (Unaudited)

NOTE 3. FEES AND EXPENSES

Investment Advisory

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates in the credit-focused business of The Blackstone Group L.P., “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and provides administrative and compliance oversight services to, the Fund.

Management Fees

The investment advisory agreement between the Fund and the Adviser provides for the Fund to pay a management fee to the Adviser at an annual rate equal to 1.00% of the average daily value of the Fund’s net assets (the “Management Fee”).

Expense Limitation and Reimbursement

Pursuant to an Expense Limitation and Reimbursement Agreement, through September 27, 2020, the Adviser has agreed to waive its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.35% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.35% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) the service fee, (iii) the distribution fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). Pursuant to the Expense Limitation and Reimbursement Agreement, the Adviser reimbursed $794,874 in fees and expenses during the period ended March 31, 2020.

As of March 31, 2020, the repayments that potentially may be made by the Fund are as follows:

	Expenses reimbursed on November, 2017(1)	Expenses reimbursed in year ending September 30, 2018	Expenses reimbursed in year ending September 30, 2019	Expenses reimbursed in period ending March 31, 2020
Class	Subject to repayment until expiration date of November, 2020 (1)	Subject to repayment until maximum expiration date of September 30, 2021	Subject to repayment until maximum expiration date of September 30, 2022	Subject to repayment until maximum expiration date of March 31, 2023
Class I	$897,049	$1,442,711	$780,815	$363,724
Class T	–	397,972	672,010	331,231
Class D	–	–	266	267
Class T-I	–	–	47,228	55,494
Class U	–	–	–	44,158
Total	$897,049	$1,840,683	$1,500,319	$794,874

(1)	Class I commenced operations on January 18, 2018. Amount reflects remaining repayment related to reimbursement of organization expenses incurred as of November 10, 2017.

Trustee Compensation

In 2019, the Fund, together with Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund (collectively, the “Funds”), agreed to pay each Trustee a retainer fee of $130,000 per annum. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also are entitled to a retainer fee of $10,000 per annum from the Funds. The Lead Independent Trustee also is entitled to a retainer fee of $14,000 per annum from the Funds. Effective January 1, 2020 the Funds agreed to increase the retainer fee paid to each Trustee to $145,000 per annum. The retainer fee paid to the Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee increased to $12,000 per annum from the Funds. The Lead Independent Trustee retainer fee also increased to $16,000 per annum from the Funds.

Distribution and Servicing Fees

Blackstone Advisory Partners L.P. (the “Distributor”), an affiliate of the Fund and of the Adviser, serves as the principal underwriter and distributor in the continuous public offering of the Fund’s Class I Shares, Class D Shares, Class T Shares, Class T-I Shares, and Class U Shares pursuant to a distribution agreement (“Distribution Agreement”) with the Fund, which is subject to annual approval by the Board. The Fund pays the Distributor a Service Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares, Class D Shares, Class T-I Shares, and Class U Shares, respectively. The Fund pays the Distributor a Distribution Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares, Class T-I Shares, and Class U Shares, respectively. For the period ended March 31, 2020, Class T Shares, Class D Shares, Class T-I Shares, and Class U Shares incurred servicing fees of $215,276, $147, $1,377 and $2,267, respectively, and Class T Shares, Class T-I Shares, and Class U Shares incurred distribution fees of $215,276, $1,377 and $2,267, respectively. Class I Shares do not incur a Service Fee or a Distribution Fee. The Distributor may pay all or a portion of these fees to selling agents.

30	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2020 (Unaudited)

Other Agreements

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Fund.

The Bank of New York Mellon serves as the Fund’s primary custodian. UMB Bank, N.A. serves as the Fund’s custodian for purposes of processing investor subscriptions and repurchases.

DST Systems Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

ALPS, The Bank of New York Mellon, UMB Bank, N.A. and DST Systems Inc., are not considered affiliates of the Fund as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended March 31, 2020, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Floating Rate Enhanced Income Fund	$292,526,247	$342,567,244

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser and the Distributor are related parties of the Fund. Fees payable to related parties are disclosed in Note 3 and accrued amounts are disclosed in the Statement of Operations.

Blackstone Holdings Finance Co. L.L.C (“FINCO”), an affiliate of the investment adviser, pays expenses on behalf of the Fund from time to time. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such services. As of March 31, 2020, the reimbursement  amount  of  $206,124,  is  recorded  as  other  payables  and  accrued  expenses  to  the  Fund’s  Statement  of  Assets  and Liabilities.

As of March 31, 2020 the Fund had invested in SPDR Blackstone / GSO Senior Loan ETF (“SRLN”), which is sub-advised by the Adviser. The percentage of the Fund’s net assets invested in SRLN was 3.31% as of March 31, 2020. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the investment company’s management fees (except with respect to investments in affiliated investment companies) and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other non-affiliated investment companies. The Fund does not charge management fees with respect to the portion of its net assets invested in SRLN.

During the period ended March 31, 2020, the Fund did not engage in cross trades with an affiliate pursuant to Rule 17a-7.

NOTE 6. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At March 31, 2020, 86.50% of the Fund’s Managed Assets were held in floating rate loan interests.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Semi-Annual Report | March 31, 2020	31

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2020 (Unaudited)

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2020 the Fund had invested $27,671,493 in second lien secured loans.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by a committee of the Adviser. The factors considered by such committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Fund may acquire Loans through assignments or participations. The Fund typically acquires these Loans through assignment, and if the Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through participation.

The Fund invests in CLOs. A CLO security is a financing company (generally called a special purpose vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLO securities are typically secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in secured Loans. When investing in CLO securities, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLO securities consisting primarily of individual secured Loans of Borrowers and not repackaged CLO securities from other high risk pools. The underlying secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier then legal maturity from a refinancing of the senior debt tranches of the secured loans.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), net of other permissible investments in this 20% basket, to the extent that such investments are permissible under the 1940 Act, including interpretations or modifications by the Securities and Exchange Commission (“SEC”). ETFs are pooled investment vehicles that are often designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its common shares), or when the Adviser believes share prices of other investment companies offer attractive values or as part of the Adviser’s liquidity management for purposes of meeting repurchase requests. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the investment company’s management fees (except with respect to investments in affiliated investment companies) and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

32	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2020 (Unaudited)

NOTE 7. LEVERAGE

The Fund entered into a Credit Agreement (the “Agreement”) with a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit (“Leverage Facility”) dated January 18, 2018, as amended on June 22, 2018, and as further amended on August 16, 2018 and as amended and restated on October 23, 2018, and as further amended and restated on December 28, 2018, and as amended on January 17, 2019, as further amended on June 27, 2019, and as further amended on September 11, 2019, and as further amended on January 16, 2020 to borrow up to an aggregate limit of $260,000,000 under two loan tranches, Tranche A and Tranche B. The Tranche A commitment allows for borrowings up to $225,000,000. The Tranche B commitment allows for borrowings for temporary purposes up to $35,000,000 and includes a swing line component with a commitment equal to $35,000,000. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of (a) 0.85% above LIBOR for each Tranche A loan, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Tranche A loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1), two (2), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion and (b) 0.90% above LIBOR with respect to each Tranche B Loan and each swing line loan with, LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1)month thereafter. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is (a) for Tranche A loans, 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts in all other events and (b) 0.15% for Tranche B loans. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2020, the Fund had borrowings outstanding under its Leverage Facility of $131,000,000, at an interest rate of 1.56% for Tranche A and $11,400,000, at an interest rate of 0.81% for Tranche B. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2020. For the days leverage was drawn during the period ended March 31, 2020, the average borrowings under the Fund’s Leverage Facility and the average interest rate was $183,879,781 and 2.57%, respectively for Tranche A, and $8,033,333 and 1.62%, respectively for Tranche B.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.

NOTE 8. REPURCHASE OFFERS

The Board has adopted a repurchase offer fundamental policy setting forth that the Fund will conduct monthly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the outstanding voting securities of the Fund. The Fund is required to offer to repurchase at least 5% of its outstanding common shares with each repurchase offer and, under normal market conditions, the Board expects to authorize a 5% offer (“Repurchase Offer”) each month. The Fund may not offer to repurchase less than 5% nor more than 25% of its outstanding common shares during any three month period.

The time and dates by which Repurchase Offers must be accepted (“Repurchase Request Deadline”) are 4:00 p.m. Eastern time on the eighth business day of each month. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Offer Amount”). Payment for all common shares repurchased pursuant to these offers will be made not later than 7 calendar days after the repurchase pricing date. Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date as the repurchase pricing date. Payment for common shares tendered will normally be made by the fourth business day (but in any case no later than the seventh calendar day) following the repurchase pricing date and, in every case, at least five business days before sending notification of the next monthly Repurchase Offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

Semi-Annual Report | March 31, 2020	33

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2020 (Unaudited)

The Fund may impose redemption fees of up to 2.00% on shares accepted for repurchase that have been held for less than one year. The Fund has elected not to impose the redemption fee on repurchases of common shares acquired through the reinvestment of dividends and distributions or submitted pursuant to an auto-rebalancing mechanism of a shareholder account.

During the period ended March 31, 2020, the Fund completed 6 monthly repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

Repurchase Request Deadline	Percentage of Outstanding Shares the Fund Offered to Repurchase(a)	Repurchase Pricing Date	Amount Repurchased	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased
October 10, 2019	5.00%	October 10, 2019	6,895,656	288,819	1.77%
November 12, 2019	5.00%	November 12, 2019	8,914,297	373,142	2.29%
December 11, 2019	5.00%	December 11, 2019	4,070,485	168,291	1.04%
January 13, 2020	5.00%	January 13,2020	7,471,921	304,572	1.89%
February 12, 2020	5.00%	February 12,2020	1,952,568	79,852	0.49%
March 11, 2020	5.00%	March 11, 2020	11,541,711	507,121	3.04%

(a)

If total repurchase request exceeds 5% of the Fund’s outstanding shares, the Fund may increase the number of shares that it is offering to repurchase by up to an additional 2% of its total outstanding shares (provided that the Fund may not repurchase more than 2% in additional shares during any three-month period).

NOTE 9. PRINCIPAL RISKS

In the normal course of business, the Fund invests  in financial instruments  and enters into financial transactions  where risk of potential loss   exists due to such things as changes in the market (market risk) or failure or inability of the other party  to a transaction to perform (credit            and counterparty risk). See below for a detailed description of select principal risks, which are further discussed in the Fund’s Prospectus. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Limited Operating History: The Fund is a non-diversified, closed-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. The Adviser acts as an investment adviser for CLO vehicles, separately managed accounts, listed investment companies (including closed-end funds and an ETF) and other investment vehicles.

Investment and Market Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Repurchase Offers Risk: The Fund is an “interval fund” and, in order to provide liquidity to common shareholders, the Fund, subject to applicable law, will conduct repurchase offers for the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the common shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in an increased expense ratio for common shareholders who do not tender their common shares for repurchase, untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by (i) holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and (ii) holding back (i.e., not investing) cash from the sale of common shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs leverage, repurchases of common shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect holders of common shares who do not tender their common shares by increasing the Fund’s expenses and reducing any net investment income.

34	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2020 (Unaudited)

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding common shares as of the date of the repurchase request deadline, but any such increases in the amounts repurchased may not exceed an aggregate of 2% in any three month period. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if common shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding common shares (less any additional amounts repurchased in prior repurchase offers within a three month period) as of the date of the repurchase request deadline, the Fund will repurchase the common shares tendered on a pro rata basis, and common shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, common shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some common shareholders, in anticipation of proration, may tender more common shares than they wish to have repurchased in a particular month, thereby increasing the likelihood that proration will occur. A common shareholder may be subject to market and other risks, and the NAV of common shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered common shares is determined. In addition, the repurchase of common shares by the Fund will generally be a taxable event to common shareholders.

Large Shareholder Risk: To the extent a large proportion of common shares are held by a small number of common shareholders (or a single common shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these shareholders will seek to sell common shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of common shares tendered by a small number of common shareholders (or a single common shareholder) may exceed the number of common shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by common shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each common shareholder.

Loans Risk: Under normal market conditions, the Fund will invest primarily in Loans. The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks, including, but not limited to, credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain Loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Loans. To the extent that a Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Loans is not fully-developed. No active trading market may exist for certain Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Below Investment Grade, or High Yield, Instruments Risk: The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments.  The retail secondary market for lower  grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term.

Semi-Annual Report | March 31, 2020	35

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2020 (Unaudited)

“Covenant-lite” Obligations Risk: The Fund may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

Valuation Risk: Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instrument carried on the Fund’s books.

Liquidity Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to the Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Credit Risk: Credit risk is the risk that one or more Loans or other instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk: The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

LIBOR Risk: Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association (the “BBA”), in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.

36	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2020 (Unaudited)

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Fund may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Force Majeure Risk: The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

Epidemic and Pandemic Risk: Certain countries have been susceptible to  epidemics/pandemics,  most  recently  the  novel  coronavirus  and  related respiratory disease (“COVID-19”), which has been designated as a pandemic by the World Health Organization. The outbreak of such epidemics/pandemics, together with any resulting restrictions on travel or quarantines imposed, has had, and will continue to have, a negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and thereby is expected to adversely affect the performance of the Fund’s investments. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

COVID-19 Risk: During the first quarter of 2020, there was a global outbreak of COVID-19, which has spread to over 200 countries and territories, including the United States, and has spread to every state in the United States. The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the COVID-19 pandemic has been rapidly evolving, and as cases of COVID-19 have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel, closing financial markets and/or restricting trading, and limiting operations of non-essential businesses. Such actions are creating disruption in global supply chains, increasing rates of unemployment and adversely impacting many industries. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown.

The outbreak of the COVID-19 pandemic has had, and is expected to continue to have, a material adverse impact on the Fund’s NAV and portfolio liquidity among other factors. These impacts will likely continue to some extent as the outbreak persists and potentially even longer.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present material uncertainty and risk with respect to the Fund and the performance of its investments. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown. COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s performance, portfolio liquidity, ability to pay distributions and make share repurchases.

Market Disruption and Geopolitical Risk: The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Semi-Annual Report | March 31, 2020	37

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2020 (Unaudited)

Structured Products Risk: The Fund may invest up to 20% of its Managed Assets in structured products, including the rated debt tranches of CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLO securities, which could reduce credit enhancement in the CLOs; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Leverage Risk: Under current market conditions, the Fund generally utilizes leverage principally through Borrowings in an amount up to 33 1/3% of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, immediately after such Borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the NAV and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by Common Shareholders. Common Share income may fall if the interest rate on Borrowings or the dividend rate on Preferred Shares rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Shares varies. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incurrence and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Cyber-Security Risk and Identity Theft Risks: Cyber-security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser’s information and technology systems may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information. Although the Adviser has implemented various measures to manage risks relating to these types of events, such systems could be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The Adviser and/or the Fund may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, and/or the Fund’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to common shareholders and the intellectual property and trade secrets of the Adviser. Such a failure could harm the Adviser’s and/or the Fund’s reputation, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance.

NOTE 10. INCOME TAX

Financial reporting records are adjusted for permanent book/tax differences in order to reflect tax character. For the six month period ended March 31, 2020, the Fund noted no permanent book/tax differences.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term, as was the case under previous law. As of September 30, 2019, the Fund had the following post-effective capital losses with no expiration:

Fund	Short Term	Long Term
Blackstone / GSO Floating Rate Enhanced Income Fund	$579,098	$1,068,692

38	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2020 (Unaudited)

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and therefore may differ significantly in amount and/or character from net investment income and realized gains or losses for financial reporting purposes. The tax character of distributions paid by the Fund during the period ended March 31, 2020, are as follows:

2020	Blackstone / GSO Floating Rate Enhanced Income Fund
Distributions Paid From:
Ordinary Income	$12,164,441
Total	$12,164,441

At September 30, 2019, the components of distributable earnings, as calculated on a tax basis were as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund
Undistributed ordinary income	$2,279,114
Accumulated capital losses	(1,647,790)
Unrealized depreciation	(8,441,079)
Other Cumulative effect of timing differences	(2,008,518)
Total	$(9,818,273)

The amount of net tax unrealized appreciation/(depreciation) and the tax cost of investments at March 31, 2020, calculated using book/tax differences as of the most recently ended fiscal year, September 30, 2019, are as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund
Cost of investments for income tax purposes	$546,669,916
Gross appreciation (excess of value over tax cost)	$–
Gross depreciation (excess of tax cost over value)	(81,217,768)
Net unrealized depreciation	$(81,217,768)

NOTE 11. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund completed a monthly repurchase offer on April 13, 2020, and 631,300 shares were repurchased for $12,760,374.

The Fund completed a monthly repurchase offer on May 12, 2020, and 980,523 shares were repurchased for $20,119,168.

Semi-Annual Report | March 31, 2020	39

Blackstone / GSO Floating Rate
Enhanced Income Fund	Additional Information

March 31, 2020 (Unaudited)

Portfolio Information. The Fund previously filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Effective April 30, 2019, the Fund is required to use new Form N-PORT on a quarterly basis to disclose portfolio holdings, with every third month made available to the public by the SEC, and Form N-Q filings are no longer required. The Fund’s Forms N-Q or Forms N-PORT are available (1) on the Fund’s website located at http://www.bgflx.com or (2) on the SEC’s website at http://www.sec.gov.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgflx.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgflx.com, and (3) on the SEC’s website at http://www.sec.gov.

40	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2020 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

Rev January 2019

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and income

●    Assets and investment experience

●    Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Email us at GLB.Privacy@blackstone.com
Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Semi-Annual Report | March 31, 2020	41

Blackstone / GSO Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2020 (Unaudited)

How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

●     open an account or give us your income information

●     provide employment information or give us your contact information

●     tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes—information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.
Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

42	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2020 (Unaudited)

INVESTOR DATA PRIVACY NOTICE

1. Why are you seeing this notice?

●	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (collectively, each a Fund) managed or advised by investment advisers that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the “Data Privacy Notice”) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

●	"Personal Data" has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

●	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

2. Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA

●	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).

●	Where we use the terms "we", "us" and "our" in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

●	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

●	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, our contact details are below.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a "data controller". In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

3. What Personal Data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment.

The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

●	Identifiers (e.g., real name, alias, postal address, email address, social security or driver's license number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including 'know your client', anti-money laundering, and sanctions checks, and other contact information);

Semi-Annual Report | March 31, 2020	43

Blackstone / GSO Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2020 (Unaudited)

●	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);

●	Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);

●	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);

●	Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video surveillance recordings, and other records of your interactions with us or our service providers, including electronic communications);

●	Professional or employment-related information (e.g., current or past job history); and

●	Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

4. Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
1 Personal Data that you give us

●      from the forms and any associated documentation that you complete when subscribing for an investment, shares and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

●      when you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls

●      when you make transactions with respect to the Fund

●      when you interact with our online platforms and websites (such as bxaccess.com)

●      when you purchase securities from us and/or tell us where to send money

●      from cookies, web beacons, and similar interactions when you or your devices access our sites

2 Personal Data that we obtain from others

We obtain Personal data from:

●      publicly available and accessible directories and sources

●      bankruptcy registers

●      tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

●      governmental and competent regulatory authorities to whom we have regulatory obligations

●      credit agencies

●      fraud prevention and detection agencies/organisations

●      transaction counterparties

5. Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

WHY	HOW
1 Contract

It is necessary to perform our contract with you to:

●      administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our Funds

●      meet the resulting contractual obligations we have to you

●      facilitate the continuation or termination of the contractual relationship between you and the Fund

●      facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

44	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2020 (Unaudited)

2 Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

●      undertake our client and investor due diligence, and on-boarding checks

●      carry out verification, ‘know your client’, terrorist financing, sanctions, and anti-money laundering checks

●      verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

●      comply with requests from regulatory, governmental, tax and law enforcement authorities

●      carry out surveillance and investigations

●      carry out audit checks

●      maintain statutory registers

●      prevent and detect fraud

●      comply with sanctions requirements

3 Legitimate interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

●      manage and administer your holding in any funds in which you are invested, and any related accounts on an ongoing basis

●      assess and process any applications or requests made by you

●      open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

●      send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

●      address or investigate any complaints, claims, proceedings or disputes

●      provide you with, and inform you about, our investment products and services

●      monitor and improve our relationships with investors

●      comply with applicable regulatory obligations, including anti-money laundering, sanctions and 'know your client' checks

●      assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, 'know your client' and sanctions checks)

●      manage our risk and operations

●      comply with our accounting and tax reporting requirements

●      comply with our audit requirements

●      assist with internal compliance with our policies and processes

●      ensure appropriate group management and governance

●      keep our internal records

●      prepare reports on incidents / accidents

●      protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●      analyse and manage commercial risks

●      seek professional advice, including legal advice

●      enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership's or Fund vehicles' rights or obligations to evaluate proposed transactions

●      facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

●      monitor communications to/from us using our systems

●      protect the security and integrity of our information technology systems

●      manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Semi-Annual Report | March 31, 2020	45

Blackstone / GSO Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2020 (Unaudited)

6. Who we share your Personal Data with

Your Personal Data will be shared with:

WHO	WHY
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

●      to manage our relationship with you

●      for the legitimate interests of a third party in carrying out anti-money laundering and compliance checks required of them under applicable laws and regulations

●      for the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

●       delivering the services you require

●       managing your investment

●      supporting and administering investment-related activities

●      complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

●       to comply with applicable laws and regulations

●       where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

●       where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

●      delivering and facilitating the services needed to support our business relationship with you

●      supporting and administering investment-related activities

●     where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

●      assisting these transaction counterparties with regulatory checks, such as ‘know your client’ and anti-money laundering procedures

●      sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers	● providing you with investment-related services ● to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

●	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and

●	other organisations and agencies – where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in section 3 above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

46	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2020 (Unaudited)

7. Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

●	provision of the Personal Data is necessary for our compliance with a legal obligation; or

●	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

8.  Sending your Personal Data internationally

We will transfer your Personal Data between different countries to our affiliates and group members, members of the Fund's partnership, transaction counterparties, and third party service providers. These countries may not have similarly strict data protection and privacy laws and will include those countries in which our affiliates and service providers operate (and may include, for example, transfers from the UK/EEA or Cayman Islands to a jurisdiction outside of such territory).

Where we transfer Personal Data to other members of our group, our service providers or another third party recipient from one country to another, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

9. Consent – and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data. If we do, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

10.  Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us.

We will generally:

●	retain Personal Data about you throughout the life cycle of any investment you are involved in; and

●	retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal/regulatory requirement, or business purpose, for retaining your Personal Data.

11.  Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

●	access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the "category information")

●	restrict the use of your Personal Data in certain circumstances

Semi-Annual Report | March 31, 2020	47

Blackstone / GSO Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2020 (Unaudited)

●	have incomplete or inaccurate Personal Data corrected

●	ask us to stop processing your Personal Data

●	require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to "port" your Personal Data in a portable, re-usable format to other organisations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please contact us (details below).

12.  Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

Please also contact us via any of the below contact methods if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

COUNTRY	SUPERVISORY AUTHORITY
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner's Office (available at: https://ico.org.uk/global/contact-us/)

13.  Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form at PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

14.  Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

This Data Privacy Notice was last updated in January 2020.

48	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Trustees & Officers

March 31, 2020 (Unaudited)

The Board of Trustees is vested with the authority to supervise and direct the management of the business and affairs of the Fund, including oversight of the Adviser. The Fund’s executive officers will be chosen each year at a regular meeting of the Board of Trustees to hold office until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Trustees, the Fund’s officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Since Inception	Mr. D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex).
Michael F. Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Since Inception	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund, Inc. (until 2017).
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Since Inception	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	7	Ciner Resources LP (master limited partnership).
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Since Inception	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	AXA Premier VIP Trust; EQ Advisors Trust; 1290 Funds.

Semi-Annual Report | March 31, 2020	49

Blackstone / GSO Floating Rate
Enhanced Income Fund	Trustees & Officers

March 31, 2020 (Unaudited)

INTERESTED TRUSTEE(3)
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Since Inception	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. He joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	5	None.

OFFICERS
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman, President, Chief Executive Officer	Since Inception	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Robert W. Busch Birth Year: 1982	Chief Financial Officer and Treasurer	Since March 2019	Mr. Busch is a Senior Vice President of GSO. Before joining GSO, Mr. Busch worked previously at Fifth Street Asset Management from 2012 to 2018, where he was Senior Vice President of Finance and served as Controller of the firm’s two publicly traded business development companies and publicly traded alternative asset manager. Prior to that, Mr. Busch worked at Deloitte & Touche LLP, a global public accounting firm.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Since Inception	Mr. Zable is a Senior Managing Director of GSO. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

50	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Trustees & Officers

March 31, 2020 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Since Inception	Ms. Beeney is a Senior Managing Director and General Counsel of GSO. Before joining GSO, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.
Jane Lee Birth Year: 1972	Public Relations Officer	Since Inception	Ms. Lee is a Senior Managing Director of GSO. and Head of GSO’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.

(2)	The “Fund Complex” consists of the Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, and Blackstone / GSO Secured Lending Fund, as well as the “Blackstone Real Estate Funds,” (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund), the “Blackstone Alternative Alpha Funds” (Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II and Blackstone Alternative Alpha Master Fund), and Blackstone Alternative Multi-Strategy Fund.

(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Semi-Annual Report | March 31, 2020	51

Blackstone

**Trustees**
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Michael F. Holland
Thomas W. Jasper
Gary S. Schpero

**Investment Manager**
GSO / Blackstone Debt Funds Management LLC
345 Park Avenue, 31st Floor
New York, New York 10154

**Administrator**
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

**Custodian**
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

**Custodian**
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, Missouri 64106

**Transfer Agent**
DST Systems, Inc.
333 W. 11th Street, 5th Floor
Kansas City, Missouri 64105

**Fund Officers**
Daniel H. Smith, Jr.
President and Chief Executive Officer
Robert W. Busch
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Compliance Officer, Chief Legal Officer and Secretary
Jane Lee
Public Relations Officer

**Independent Registered Public Accounting Firm**
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

**Legal Counsel**
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

*This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Floating Rate Enhanced Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report (however, all or a portion of this report may be incorporated by reference into a prospectus).*

*Information on the Fund is available at www.bgflx.com.*

**1.844.702.1299 | WWW.BGFLX.COM**

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this Report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to registrant.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	June 5, 2020

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	June 5, 2020

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	June 5, 2020